UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report: February 8, 2006 Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


        Virginia                                     54-1375874
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
               OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Departure of Directors under Item 5.02 (b).

National Bankshares, Inc. announces that, because of planned retirements, L. Allen Bowman and Paul A. Duncan will not stand for re-election to the Company's Board of Directors at the Annual Meeting of Stockholders scheduled for April 11, 2006.





                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  February 8, 2006         By:     /s/ JAMES G. RAKES
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                                        James G. Rakes
                                        Chairman
                                        President and Chief Executive Officer







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